Exhibit 99.1

Permian Basin Royalty Trust

PERMIAN BASIN ROYALTY TRUST ANNOUNCES NOTICE OF COMBINATION AGREEMENT BETWEEN SOFTVEST AND BLACKBEARD WITH RESPECT TO THE TRUST

DALLAS, Texas, July 28, 2026 – Argent Trust Company, as trustee (“Trustee”) of the Permian Basin Royalty Trust (NYSE: PBT) (“Permian” or the “Trust”), today announced that it was notified by SoftVest, L.P. (“SoftVest”), a unitholder of the Trust, that SoftVest and certain of its affiliates have entered into a definitive Combination Agreement with Blackbeard Holdings, LLC and certain of its affiliates (“Blackbeard”) pursuant to which they propose to combine the assets of the Trust and certain oil and natural gas mineral interest and land operations owned by Blackbeard to create a new publicly traded corporation, PBT Land and Minerals, Inc. (“New PBT”).

Completion of the transaction is subject to a vote of Trust unitholders. SoftVest and certain other unitholders representing in excess of 15% of the Trust units have, as permitted by the Trust indenture, requested that the Trustee call a special meeting of Trust unitholders for purposes of considering the transaction. New PBT has advised the Trustee that it intends to file a registration statement on Form S-4 that includes a prospectus and a proxy statement for purposes of soliciting proxies with respect to the special meeting. New PBT has also advised the Trustee that it intends to file a registration statement on Form S-1 pursuant to which it will make a rights offering to Trust unitholders with respect to shares of New PBT.

Neither the Trust, nor the Trustee is a party to the Combination Agreement, nor is the Trust or the Trustee soliciting proxies or participating in any offering of securities. The Trustee is not making any recommendation to Trust unitholders as to how to vote with respect to the transaction. The Trust is issuing this press release solely for informational purposes for Trust unitholders. Unitholders are encouraged to read the Form S-4 and Form S-1 in their entirety and other materials filed with the Securities and Exchange Commission by New PBT and SoftVest for additional information.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This press release is not a proxy solicitation. None of the Trust, the Trustee, or its officers or directors, are soliciting proxies in connection with any special meeting of Trust unitholders and are not participants in any solicitation of proxies by New PBT, SoftVest and/or other unitholders in connection with any special meeting. The Trust and the Trustee are not making any offering of securities. The Trustee and the Trust are making this communication for informational purposes only and do not intend to file a proxy statement or registration statement with respect to the proposed transaction.

The Trustee has been advised that New PBT intends to file (i) a registration statement on Form S-4, which will include a proxy statement relating to a meeting of Trust unitholders and a prospectus of New PBT, and (ii) a Form S-1 registering securities of New PBT with respect to the rights offering with the Securities and Exchange Commission. Unitholders and other investors are strongly encouraged to read the Form S-4, including the proxy statement/prospectus, the Form S-1, any amendments to the Form S-4 and/or Form S-1, and any other documents filed with the Securities and Exchange Commission when they become available because they will contain important information. Unitholders may obtain a free copy of any Form S-4, proxy statement/prospectus, Form S-1, and any amendments and documents that New PBT or SoftVest files with the SEC from the SEC’s website at www.sec.gov.

FORWARD-LOOKING STATEMENTS

Any statements in this press release about future events or conditions, and other statements containing the words “estimates,” “believes,” “anticipates,” “plans,” “expects,” “will,” “may,” “intends,” and similar expressions, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Factors or risks that could cause the Trust’s actual results to differ materially from the results the Trustee anticipates include, but are not limited to the factors described in Part I, Item 1A, “Risk Factors” of the Trust’s Annual Report on Form 10-K (as amended) for the year ended December 31, 2025, and Part II, Item 1A, “Risk Factors” of subsequently filed Quarterly Reports on Form 10-Q, as well as factors related to actions by SoftVest or other unitholders, New PBT, Blackbeard, or other third parties, including courts, that are not within the control of the Trust or the Trustee.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements included in this press release represent the Trustee’s views as of the date hereof. The Trustee anticipates that subsequent events and developments may cause its views to change. However, while the Trustee may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Trustee’s views as of any date subsequent to the date hereof.

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Contact: Nancy Willis, Director of Royalty Trust Services, Argent Trust Company, Trustee, Toll Free – 1.855.588.7839